SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                November 10, 1999
                Date of report (Date of earliest event reported)



                       UNITED SHIPPING & TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

      UTAH                           000-28452                   87-0355929

(State or Other               (Commission File Number)         (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)



            9850 51st Avenue North, Suite 110, Minneapolis, MN 55442
            --------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (612) 941-4080
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 8.       CHANGE IN FISCAL YEAR

         On November 10, 1999, United Shipping & Technology, Inc. approved a change in its fiscal year from a June 30th year end to a 52-53 week fiscal year ending on the Saturday closest to June 30th, beginning in fiscal year 2000.

         Each quarter will consist of a 13-week period ending on a Saturday. In fiscal years consisting of 53 weeks, the final quarter will consist of 14 weeks. For 2000, the quarter end dates are October 2, 1999, January 1, 2000, March 2, 2000 and July 2, 2000. The Company is making this change in order to improve the coordination and efficiency of its accounting after the Company's acquisition of Corporate Express Delivery Systems, Inc. This change is not deemed a change in fiscal year end for the purpose of reporting subject to Rule 13a-10 or 15d-10; therefore, a transition report is not required to be filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: November 10, 1999                By:  /s/ Kenneth D. Zigrino
                                          --------------------------------------
                                       Name:  Kenneth D. Zigrino
                                       Title: Vice President-Administration,
                                              General Counsel and Secretary